Financial Instruments	6 Months Ended
Jun. 30, 2025
Financial Instruments [Abstract]
Financial Instruments
10.	Financial Instruments:

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The same guidance requires that assets and liabilities carried at fair value should be classified and disclosed in one of the following three categories based on the inputs used to determine its fair value:

•	Level 1: Quoted market prices in active markets for identical assets or liabilities;
•	Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data;
•	Level 3: Unobservable inputs that are not corroborated by market data

(a)	Significant Risks and Uncertainties, including Business and Credit Concentration

The Company places its temporary cash investments, consisting mostly of deposits, primarily with high credit qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in the Company’s investment strategy. The Company limits its credit risk with accounts receivable by performing ongoing credit evaluations of its customers’ financial condition and generally does not require collateral for its accounts receivable and does not have any agreements to mitigate credit risk.

(b)	Fair Value of Financial Instruments

The fair values of the financial instruments shown in the condensed consolidated balance sheets as of June 30, 2025 and December 31, 2024, represent management’s best estimate of the amounts that would be received to sell those assets or that would be paid to transfer those liabilities in an orderly transaction between market participants at that date. Those fair value measurements maximize the use of observable inputs. However, in situations where there is little, if any, market activity for the asset or liability at the measurement date, the fair value measurement reflects the Company’s own judgments about the assumptions that market participants would use in pricing the asset or liability. Those judgments are developed by the Company based on the best information available in the circumstances.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

a.
Cash and cash equivalents, restricted cash, accounts receivable trade, other current assets, prepaid expenses, trade accounts and other payables and accrued liabilities: the carrying amounts approximate fair value because of the short maturity of these instruments. The carrying value approximates the fair market value for interest bearing cash classified as restricted cash, non-current.

b.
Long-term debt and other financial liabilities: The carrying value of long-term debt and other financial liabilities with variable interest rates approximates the fair value as the long-term debt and other financial liabilities bear interest at floating interest rate.

c.
The aggregate fair value of Tradership (classified as “Vessel held for sale” in the accompanying unaudited interim condensed consolidated balance sheet as of June 30, 2025) on the sale agreement was determined to be its carrying amount of $16,079 which was lower than its fair value based on the agreed sale price, net of commission of $17,575 (Level 2).